Exhibit 99.1

Midwest IDEAS Investor Conference August 27, 2020

2

Forward-Looking Statements and Additional Information

Forward-Looking Statements

This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com.

Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting.

Revenues Before Reimbursements ("Revenues")

Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation.

Segment and Consolidated Operating Earnings

Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring costs, loss on disposition of business, arbitration and claim settlements, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests.

Earnings Per Share

The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class.

In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period.

Segment Gross Profit

Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.

Non-GAAP Financial Information

For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford

3

Crawford & Company

The world's largest publicly listed independent provider of global claims management solutions.

Organized across global service lines:

- P&C adjusting solutions (Crawford Claims Solutions)
- Large and complex claims (Global Technical Services)
- Global TPA solutions (Broadspire)
- Managed repair services (Contractor Connection)

$18+ Billion
Claims managed annually

1.6 Million
Claims handled worldwide

9,000
Total employees

CRD-A & CRD-B
Traded on NYSE

Crawford

Broadspire
A CRAWFORD COMPANY

CONTRACTOR CONNECTION
A CRAWFORD COMPANY

WeGoLook
A CRAWFORD COMPANY

Crawford

Crawford & Company Loss resolution for carriers, brokers and corporates Our Mission Restoring and enhancing lives, businesses and communities. Our Vision To be the leading provider and most trusted source for expert assistance , serving those who insure and self - insure the risks of businesses and communities anywhere in the world. Our Values Our mission is embedded in our values – to RESTORE is part of everything we do 4

5 Positioned for Future Growth Noble mission that inspires our leadership team, clients and employees Unique ownership structure, providing both flexibility and resilience Consolidating a fragmented market Leveraging competitive excellence to deliver clients best - in - class solutions Leading change with investments in market - leading technology Growing brand awareness, proven by the companies within our pipeline Looking ahead and remaining nimble to capitalize on changing industry trends

6 Loss Adjusting Third Party Administration Managed Repair Medical Management On - Demand Services Catastrophe Response We bring together thoughtful experts from around the world to offer comprehensive, intelligent solutions to our customers Market Leading Solutions The Crawford brands offer high - quality and technologically advanced solutions to clients

7

Scope and Scale of Operations

Comprehensive experience across the spectrum of the claims world[1]

Crawford Claims Solutions	Broadspire	Global Technical Services	Contractor Connection
P&C Adjusting Solutions	**Global TPA**	**Large or Complex Claims**	**Managed Repair Services**
460,000+ P&C claims managed	**$1.0 billion** Managed medical spend	**400+** Global technical adjusters	**6,000** Contractors in network
$6.0 billion Indemnity dollars	**$3.1 billion** Claims paid	**2,500** Claims managed	**500,000** Assignments
50,000 Field resources	**813,000** Claims managed	**$5.8 billion** Indemnity dollars	**$3.0 billion** Total project costs

(1) Figures are approximate

Crawford

8 Update on our Response to COVID - 19 Workforce Client Impact Diversity and Inclusion Market Leadership Remain committed to protecting the safety and well - being of our workforce allowing them to successfully serve our clients Continue to deliver on our mission and promise to be there for our clients when they need to lean on us the most Foster a safe and inclusive working environment where employees can be authentic and offer unique experiences and perspectives Prioritize growth, people and system readiness, and fiscal responsibility to further advance our competitive position Continuing to demonstrate our resilience despite the significant challenges presented by COVID - 19

9 Why Invest in Crawford? Crawford’s leading market position in an evolving landscape provides a compelling investment narrative Attractive business model Experienced leadership team Industry is undergoing rapid change Investing to drive innovation and accelerate growth Committed to environmental, social, and governance initiatives Financial strength and flexibility

10 Attractive Business Model Technology - Enabled BPO Platform Strong Cash Flow Generation Recurring Fee for Service Revenue Model Blue - Chip Global Client Base Solid Balance Sheet and Low Debt Profile Healthy Dividend Yield Global Product and Geographic Diversification Competitive Market Position

11

Experienced Leadership Team

Leadership team with an average of 30+ years of experience



Rohit Verma
Chief Executive Officer



Joseph Blanco
President



Bruce Swain
Chief Financial Officer



Tami Stevenson
Senior Vice President, Global General Counsel



Bonnie Sawdey
Chief People Officer



Greta Van
Global Chief Strategy Officer



Danielle Lisenbey
Global President, TPA Solutions: Broadspire



Kieran Rigby
Global President, Crawford Claims Solutions



Larry Thomas
Global President, Crawford Specialty Solutions



Andrew Bart
Global President, Global Technical Services



Benedict Burke
Chief Client Officer, Global Client Development

Crawford

12 Industry is Undergoing Rapid Change Industry is looking to invest in technology and diversify business lines to improve profitability Increasing claims severity and complexity Carriers move to improve margins by cutting fixed costs and outsourcing the claims process Consolidation of TPA and independent claims management providers Technological advancements provide new opportunities to offer a differentiated value proposition to customers COVID - 19 has caused a global decline in claims frequency primarily in auto and workers compensation, while weather activity should contribute to an increase in claims volume

13 At the forefront of technological disruption while maintaining industry leadership position Investing to Drive Innovation and Accelerate Growth

14 Environmental, Social, and Governance Diversity and Inclusion Established an Employee Advisory Council aligned with our mission to foster a safe and inclusive working environment, where employees can bring their authentic selves to work and offer unique experiences and perspectives Human Capital Development Promote an environment where employees are empowered to grow, emboldened to act and inspired to innovate through internal programs and initiatives Environment Ensure processes are efficient and sustainable, and incorporate sustainability criteria into purchasing policies Community Involvement Give back to the communities we serve and responsibly steward our resources through donations to causes aligned with our mission Corporate Governance Committed to good corporate governance and maintaining the trust of our investors and other stakeholders, including our employees, clients, and vendors Crawford believes in giving back to the communities we serve and responsibly stewarding our resources

15 Financial Strength and Flexibility Strong financial position with ample liquidity Increased operating cash flow by 40% over last year’s levels¹ Low leverage ratio of 1.57x EBITDA¹ Increased dividend to $0.04 per share for CRD - A and CRD - B Continuing to evaluate share repurchases as a component of our capital allocation strategy (1) As of June 30, 2020

16 Quarter Ended June 30 , June 30 , ($ in millions, except per share amounts) 20 20 201 9 % Change Revenues $ 234.4 $ 256.9 (9)% Non - GAAP Revenues excluding foreign exchange fluctuations (1) $ 240.2 $ 256.9 (7)% Net Income Attributable to Shareholders of Crawford & Company $ 5.9 $ 2.6 123% Diluted Earnings per Share CRD - A $0. 11 $0. 06 83% CRD - B $0. 11 $0. 04 175% Non - GAAP Diluted Earnings per Share 1 CRD - A $0. 16 $0. 21 (24)% CRD - B $0. 16 $0. 19 (16)% Adjusted Operating Earnings 1 $ 18.7 $ 22.5 (17)% Adjusted Operating Margin 1 7.8% 8.8% (100) b ps Adjusted EBITDA 1 $ 25.9 $ 31.2 (17)% Adjusted EBITDA Margin 1 10.8% 12.1% (130)b ps Second Quarter 2020 Financial Summary (1) See appendix for non - GAAP explanation and reconciliation of non - GAAP measures.

17 Balance Sheet Highlights Unaudited ($ in thousands) June 30 , 20 20 December 31, 201 9 Change Cash and cash equivalents $ 59,958 $ 51,802 $ 8,156 Accounts receivable, net 120,941 128,217 (7,276) Unbilled revenues, net 106,335 103,894 2,441 Total receivables 227,276 232,111 (4,835) Goodwill 62,086 80,642 (18,556) Intangible assets arising from business acquisitions, net 68,815 75,083 (6,268) Deferred revenues 51,721 5 2,368 (647) Pension liabilities 58,388 65,909 (7,521) Short - term borrowings and current portion of finance leases 39,925 28,546 11,379 Long - term debt, less current portion 155,649 148,408 7,241 Total debt 195,574 1 76,954 18,620 Total stockholders' equity attributable to Crawford & Company 145,495 1 59,317 (13,822) Net debt 1 135,616 1 25,152 10,464 (1) See Appendix for non - GAAP explanation and reconciliation

18 Unaudited ($ in thousands) 20 20 201 9 Change Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (5,501) $ 8,751 $ (14,252) Goodwill Impairment 17,674 — 17,674 Arbitration and Claim Settlements — 11,352 (11,352) Loss on Disposition of Business 341 — 341 Depreciation and Other Non - Cash Operating Items 19,912 20,891 (979) Billed Receivables Change 5,473 (4,086) 9,559 Unbilled Receivables Change (7,000) (11,848) 4,848 Change in Accrued Compensation and 401K (13,959) (10,401) (3,558) Change in Accrued and Prepaid Income Taxes (6,806) (563) (6,243) Other Working Capital Changes 5,054 (5,012) 10,066 U.S. and U.K. Pension Contributions (3,156) (345) (2,811) Cash Flows from Operating Activities 12,032 8,739 (3,293) Property & Equipment Purchases, net (5,476) (3,279) (1,747) Capitalized Software (internal and external costs) (8,823) (4,369) (4,454) Free Cash Flow 1 $ (2,267) $ 641 $ (2,908) Operating and Free Cash Flow For the year to date periods ended June 30, (1) See Appendix for non - GAAP explanation and reconciliation

19 2020 Priorities Employee Health & Safety Protect our workforce first and foremost Customer Excellence Provide best - in - class service to our clients regardless of the global environment Brands, Relationships & Differentiation Maintain industry leadership through our innovations and market leading solutions Future Growth Deliver superior results for our shareholders

20 9,000 50,000+ 70 $18B+ Employees Field Resources Countries Claims Managed Annually Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions.

21 Appendix A: Global Service Lines 21

22 Crawford Claims Solutions Value Proposition • Most extensive network of field services in the world • Widest range of innovative, end - to - end outsourced claims management solutions • Scalable and mobile workforce can respond to catastrophes anywhere in the world • Globally deployed field assets supported by technical and specialist expertise • Leveraging crowd sourcing and mobile apps, data analytics, robotics and AI applications with key partners Enhancing the policy holder experience through scalable field adjusting solutions and optimizing claim expense for clients Vehicle & Heavy Equipment Inspections Surveying for Underwriting Centralized Intake/FNOL Global Administration FNOL to Final Payment Summary Value Delivery System • Current engagements in over 70 countries • Nearly 9,000 claims professionals + network of 46,000 Lookers Cutting - edge Capabilities • Multiple outsourced solutions for field and inspection services • Reduced claims handling costs and expedited service through WeGoLook • Catastrophe response, including disruptive technologies • Building consultancy and legal services Temporary Staffing On - Demand Services Drones Catastrophe Response Comprehensive Suite of Services Loss Adjusting Value Delivery System

23 Third Party Administration Solutions: Broadspire Affinity Warranty Summary Employers Liability Global Presence • Servicing customers in 16 countries • Global account management, treasury and IT infrastructure Cutting - edge Capabilities • Data - driven approaches with predictive components driving claim and clinical cost savings • Artificial intelligence/robotic process automation in development to further streamline processes Accident & Health Product Liability and Recall Medical Management Value Proposition Consistent and predictable reductions in clients’ total cost of risk delivered by comprehensive service teams Value Delivery System • Client - centric integrated outsourced solutions powered by innovation and data science • Analytically infused integration between claims and clinical offerings • Innovative technologies driving quality and consistency • Credentialed claims and clinical industry experts • Interchangeable enterprise solutions driving automated processes Comprehensive Suite of Services Workers Compensation Disability and Leave Management Auto/Motor General Liability

24

Crawford Specialty Solutions

Global Technical Services

Value Proposition

Financial savings powered by analytics-driven insights delivered by world leading experts

Value Delivery System

- Integrated end-to-end and project managed outsourced claims solutions
- Specialty practice groups
- Vast experience delivering expertise globally
- Data analytics and management information systems

Comprehensive Suite of Services

Casualty | Property | Specialty Loss Adjusting | Forensic Accounting | Cyber

Summary

Global Presence

- Global network operating in 144 locations worldwide
- 400+ executive general adjusters with an average of 25 years of experience

Cutting-edge Capabilities

- Complex, large loss, and specialty claims
- Aviation, oil and gas, construction, hospitality, real estate, manufacturing, mining, forensic accounting, and building consultancy

Contractor Connection

Value Proposition

The most prompt, vast, managed repair network driving policy holder and consumer satisfaction and indemnity management, backed by a five-year workmanship warranty

Value Delivery System

- Technology–led integrated outsourced solutions leveraging service breadth
- Deep roster of professional and highly credentialed contractors
- Analytics-based performance management
- Continuous innovation and global expansion

Comprehensive Suite of Services

Managed Repair | Adjuster Referral | Emergency Services | Direct to Consumer | Affinity

Summary

Global Presence

- Servicing customers in five countries, with an eye for expansion

Cutting-edge Capabilities

- Leveraging people, process and technology to drive performance
- Managed repair network to perform all scopes of work, any repair anywhere

Crawford

25 Appendix B: Second Quarter 2020 Segment Results 25

26 Crawford TPA Solutions Segment Highlights • Renewed 97% of our revenue YTD • COVID - 19 prompted service innovation and increased use of telemedicine services • Advancing technology solutions Highlights • Revenues of $86.7 million versus $99.5 million • Constant dollar revenues of $87.6 million • Gross profit of $19.8 million versus $23.7 million • Gross profit margin of 22.8% versus 23.8% • Operating earnings of $3.2 million versus $5.0 million • Operating margin of 3.7% versus 5.1% Operating Results (2Q 2020 v. 2Q 2019) Three months ended (in thousands, except percentages) June 30, 2020 June 30 , 201 9 Variance 20 20 Based on 201 9 rates Variance Revenues $ 86,725 $ 99,518 ( 12.9%) $ 87,603 ( 12.0%) Direct expenses 66,963 7 5 , 840 (11.7% ) 67,556 (10.9% ) Gross profit 19,762 2 3 , 678 ( 16.5%) 20,047 ( 15.3%) Indirect expenses 16,591 1 8 , 652 (11.0%) 16,835 (9.7% ) Operating earnings $ 3,171 $ 5,026 ( 36.9%) $ 3,212 ( 36.1%) Gross profit margin 22.8% 23.8% ( 1.0%) 22.9% ( 0.9%) Operating margin 3.7% 5.1% ( 1.4%) 3.7% ( 1.4% ) Total cases received 183 , 420 197 , 013 (6.9% ) Full time equivalent employees 3,047 3 , 170 (3.9% )

27 Crawford Claims Solutions Segment Highlights • Continuing to ramp up major carrier win from the first quarter • Strong performance in U.S. and U.K. • Providing data driven, topical, and actionable insights to market • Enhanced digital platform Highlights • Revenues of $81.5 million versus $86.0 million • Constant dollar revenues of $84.3 million • Gross profit of $19.0 million versus $19.6 million • Gross profit margin of 23.3% versus 22.7% • Operating earnings of $2.8 million versus $1.7 million • Operating margin of 3.4% versus 2.0% Operating Results (2Q 2020 v. 2Q 2019) Three months ended (in thousands, except percentages) June 30, 2020 June 30 , 201 9 Variance 20 20 Based on 201 9 rates Variance Revenues $ 81,451 $ 86,003 ( 5.3%) $ 84,252 ( 2.0%) Direct expenses 62,447 66,450 ( 6.0%) 64,347 ( 3.2%) Gross profit 19,004 19,553 ( 2.8%) 19,905 1.8% Indirect expenses 16,215 17,843 (9.1% ) 16,861 (5.5% ) Operating earnings $ 2,789 $1,710 63.1% $ 3,044 78.0% Gross profit margin 23.3% 22.7% 0.6% 23.6% 0.9% Operating margin 3.4% 2.0% 1.4% 3.6% 1.6 % Total cases received 109,212 121,794 ( 10.3%) Full time equivalent employees 2 , 787 2 , 899 ( 3.9%)

28 Crawford Specialty Solutions Segment Highlights Highlights • GTS • Implementing largest U.S. program to date • Actively recruiting adjuster teams globally • Pursuing large scale BI opportunities • Contractor Connection • Saw largest monthly assignments in May • Onboarded a top ten carrier in June • Enhanced decontamination services and launched a new commercial property modification service Highlights • Revenues of $66.2 million versus $71.4 million • Constant dollar revenues of $68.4 million • Gross profit of $25.1 million versus $25.2 million • Gross profit margin of 37.9% versus 35.3% • Operating earnings of $14.0 million versus $12.6 million • Operating margin of 21.1% versus 17.7% Operating Results (2Q 2020 v. 2Q 2019) Three months ended (in thousands, except percentages) June 30, 2020 June 3 0 , 201 9 Variance 20 20 Based on 201 9 rates Variance Revenues $ 66,240 $ 71 , 360 ( 7.2%) $68,393 ( 4.2%) Direct expenses 41 , 157 46,137 (10.8% ) 42,585 (7.7% ) Gross profit 25,083 25 , 223 ( 0.6%) 25,808 2.3 % Indirect expenses 11,090 12,611 (12.1% ) 11,535 (8.5% ) Operating earnings $ 13,993 $ 12,612 10.9% $ 14,273 13.2 % Gross profit margin 37.9% 35.3% 2.6% 37.7% 2.4 % Operating margin 21.1% 17.7% 3.4% 20.9% 3.2 % Total cases received 75 , 866 83,650 ( 9.3%) Full time equivalent employees 1 , 404 1 , 476 ( 4.9%)

29 Appendix C: Non - GAAP Financial Information 29

30

Appendix: Non-GAAP Financial Information

Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies.

Reimbursements for Out-of-Pocket Expenses

In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.

Net Debt

Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt.

Free Cash Flow

Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures.

Segment and Consolidated Operating Earnings

Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring costs, loss on disposition of business, arbitration and claim settlements, income taxes and net income or loss attributable to noncontrolling interests.

Crawford

31 Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Ind irect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that ad justed EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to sh are holders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, income taxes and stock - based compensation expense and foreign exc hange fluctuations. Additionally, adjustments for non - recurring expenses for goodwill impairment, restructuring costs, loss on disposition of business, and arbitration and claim settlements have been included in the calculation of adjusted EBITDA. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be co mpa rable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non - GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of the goodwill impai rment, restructuring costs, loss on disposition of business, arbitration and claim settlements, and foreign exchange impacts, which arise from non - core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per sha re across periods, as these charges are not from ordinary operations. Appendix: Non - GAAP Financial Information (cont.)

32 Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Three Months Ended Six Months Ended ( in thousands ) June 30, 2020 June 30, 2019 June 30, 2020 June 30, 2019 Geographic Area Currency USD equivalent % of total USD equivalent % of total USD equivalent % of total USD equivalent % of total U.S. USD $ 131,888 56.3% $ 146,525 57.0% $ 266,336 56.4% $ 286,115 56.5% U.K. GBP 32,561 13.9% 31,534 12.3% 64,943 13.8% 63,123 12.8% Canada CAD 20,852 8.9% 28,803 11.2% 46,072 9.8% 58,687 12.1% Australia AUD 18,779 8.0% 19,319 7.5% 34,324 7.3% 35,574 6.6% Europe EUR 14,019 6.0% 13,320 5.2% 27,408 5.8% 26,185 5.2% Rest of World Various 16,317 6.9% 17,380 6.8% 32,864 6.9% 34,255 6.8% Total Revenues, before reimbursements $ 234,416 100.0% $ 256,881 100.0% $ 471,947 100.0% $ 503,939 100.0%

33 Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended June 3 0 , June 30 , Unaudited ($ in thousands) 20 20 201 9 Revenues Before Reimbursements Total Revenues $ 234,416 $ 256,881 Reimbursements (8,459) (10,965) Revenues Before Reimbursements $ 242 , 875 $ 2 67 , 846 Costs of Services Provided, Before Reimbursements Total Costs of Services $ 163 , 598 $ 174 , 927 Reimbursements (8,459) (10,965) Costs of Services Provided, Before Reimbursements $ 17 2 , 057 $ 185 , 892 Quarter Ended Quarter Ended June 30 , June 3 0 , Unaudited ($ in thousands) 20 20 2 019 Operating Earnings: Crawford TPA Solutions $ 3,171 $ 5,026 Crawford Claims Solutions 2,789 1,710 Crawford Specialty Solutions 13,993 12,612 Unallocated corporate and shared costs and credits, net (1,709) 3,170 Consolidated Operating Earnings 18,244 22,518 (Deduct) Add: Net corporate interest expense (2, 452 ) (2, 468 ) Stock option expense (286) (413) Amortization expense (2, 732 ) (2, 802 ) Arbitration and claim settlements — (11,352) Loss on disposition of business (341) — Income ta x provision (6,311) (2,859) Net (income) loss attributable to noncontrolling interests and redeemable noncontrolling interests (224) 18 Net Income Attributable to Shareholders of Crawford & Company $ 5,898 $ 2,642 Reconciliation of Non - GAAP Items

34 Reconciliation of Non - GAAP Items (cont.) Adjusted EBITDA Quarter Ended June 30 , June 3 0 , Unaudited ($ in thousands) 20 20 201 9 Net income attributable to shareholders of Crawford & Company $ 5,898 $ 2,642 Add: Depreciation and amortization 9,390 10,226 Stock - based compensation 1,118 1,646 Net corporate interest expense 2, 452 2, 468 Arbitration and claim settlements — 11,352 Loss on disposition of business 341 — Income tax provision 6,311 2,859 Foreign exchange impacts 358 — Adjusted EBITDA $ 25,868 $ 31,193

35 Reconciliation of Non - GAAP Items (cont.) Net Debt June 30 , December 31, Unaudited ($ in thousands) 20 20 201 9 Net Debt Short - term borrowings $ 39,887 $ 2 8,531 Current installments of capital leases 38 15 Long - term debt and capital leases, less current installments 155,649 1 48 , 408 Total debt 195,574 1 76 , 954 Less: Cash and cash equivalents 59,958 51,802 Net debt $ 135,616 $ 125,152

36 Reconciliation of Non - GAAP Items (cont.) Segment Gross Profit Three months ended ( $ in thousands) June 30 , 20 20 June 30 , 201 9 Segment gross profit: Crawford TPA Solutions $ 19 , 762 $ 2 3,678 Crawford Claims Solutions 19 , 004 19,553 Crawford Specialty Solutions 25 , 083 2 5,223 Segment gross profit 63 , 849 68,454 Segment indirect costs: Crawford TPA Solutions (1 6 , 591 ) (1 8 , 652 ) Crawford Claims Solutions (1 6,215 ) (1 7 , 843 ) Crawford Specialty Solutions ( 11 , 090 ) (1 2 , 611 ) Unallocated corporate and shared costs, net ( 1 , 709 ) 3,170 Consolidated operating earnings 18,244 22,518 Net corporate interest expense (2, 452 ) (2, 468 ) Stock option expense (286) (413) Amortization expense (2, 732 ) (2, 802 ) Arbitration and claim settlements — (11,352) Loss on disposition of business (341) — Income tax provision (6,311) (2,859) Net (income) loss attributable to noncontrolling interests and redeemable noncontrolling interests (224) 18 Net income attributable to shareholders of Crawford & Company $ 5,898 $ 2,642

37 Reconciliation of Second Quarter Non - GAAP Results Three Months Ended June 3 0 , 20 20 Unaudited ($ in thousands) Revenues Non - GAAP Operating Earnings Pretax Earnings Net Income Attributable to Crawford & Company Diluted Earnings per CRD - A Share Diluted Earnings per CRD - B Share GAAP $ 234,416 $ 18,244 $ 12,433 $ 5,898 $ 0. 11 $ 0. 11 Adjustments: Income tax impact of first quarter goodwill impairment — — — 2,206 0. 04 0. 04 Loss on disposition of business — — 341 265 — — Foreign exchange fluctuations 5,832 407 358 384 0.01 0.01 Non - GAAP Adjusted $ 2 40,248 $ 18 , 651 $ 13 , 132 $ 8,753 $ 0. 16 $ 0. 16 Three Months Ended June 3 0 , 201 9 Unaudited ($ in thousands) Revenues Non - GAAP Operating Earnings Pretax Earnings Net Income Attributable to Crawford & Company Diluted Earnings per CRD - A Share Diluted Earnings per CRD - B Share GAAP $ 256,881 $ 22,518 $ 5,483 $ 2,642 $ 0. 06 $ 0.04 Adjustments: Arbitration and claim settlements — — 11,352 8,389 0.15 0.15 Non - GAAP Adjusted $ 256,881 $ 22,518 $ 16,835 $ 11,031 $ 0. 21 $ 0.19